EXHIBIT 99.2

Unaudited Pro Forma Combined Financial Information

The following unaudited pro forma combined statements of operations of QuadraMed Corporation (the “Company” or “QuadraMed”) for the year ended December 31, 2006 and the six months ended June 30, 2007 give effect to the acquisition of substantially all of the Misys Hospital Systems, Inc. (“Misys” or “Seller”) Computerized Patient Record (“CPR”) assets and related business in the United States, Canada, United Kingdom and Saudi Arabia (the “CPR Business”) as if the transaction had occurred on January 1, 2006. The CPR Business’ statements of operations are for the year ended November 30, 2006 and the six months ended May 31, 2007. The unaudited balance sheet at June 30, 2007 (May 31, 2007 for the CPR Business) gives effect to the acquisition of the CPR Business as if the transaction had occurred on June 30, 2007.

The accompanying unaudited pro forma combined financial information reflects the Company’s acquisition of the CPR Business pursuant to an Asset Purchase Agreement, dated July 22, 2007, which was completed on September 23, 2007. In accordance with Statement of Financial Accounting Standards (SFAS) No. 141, “Business Combinations,” and SFAS No. 142, “Goodwill and Other Intangible Assets,” the Company used the purchase method of accounting for a business combination to account for the acquisition as well as the related accounting and reporting regulations for goodwill and other intangibles. Under the purchase method of accounting, the total purchase price, including direct acquisition costs, is allocated to the net assets and liabilities acquired based upon estimates of the fair value of those assets and liabilities. Any excess purchase price is allocated to goodwill. The preliminary allocation of the purchase price was based upon estimates of the fair value of the acquired assets and liabilities in accordance with SFAS No. 141.

The following unaudited pro forma combined financial statements of the Company have been prepared by management in accordance with generally accepted accounting principles in the United States and do not reflect any operating efficiencies and cost savings that the Company believes are achievable.

The unaudited pro forma combined financial information is presented for illustrative purpose only and is not necessarily indicative of the operating results that would have occurred if the acquisition had been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results. The pro forma adjustments are based upon available information and upon certain assumptions described in the notes to the unaudited pro forma combined financial statements that the Company’s management believes are reasonable in the circumstances. The accompanying pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2006 and the CPR Business’ financial statements included elsewhere herein.

QuadraMed Corporation

Pro Forma Combined Balance Sheet

As of June 30, 2007

(Unaudited)

	QuadraMed Corporation	CPR Business as of May 31, 2007	Pro forma Adjustments	Note	Pro forma
ASSETS
Current assets
Cash and cash equivalents	$31,472	$—	$(22,173)	A	$9,299
Short-term investments	23,537	—	(11,500)	A	12,037
Accounts receivable, net	20,188	5,092	(497)	B	24,783
Unbilled receivables	1,170	2,299	—		3,469
Prepaid expenses and other current assets, net	7,704	7,084	(1,194)	B	13,594

Total current assets	84,071	14,475	(35,364)		63,182

Restricted cash	2,435	—	—		2,435
Long-term investments	1,209	—	—		1,209
Property and equipment, net	2,175	786	—		2,961
Goodwill	25,983	20,292	(5,309)	C	40,966
Intangible assets, net	430	—	12,400	D	12,830
Capitalized Software, net	—	5,098	(5,098)	E	—
Other long-term assets	3,185	—	—		3,185

Total assets	$119,488	$40,651	$(33,371)		$126,768

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Capital leases - current	$—	$204	$—		$204
Accounts payable and accrued expenses	2,519	1,533	(1,533)	B	2,519
Accrued payroll and related expenses	6,539	2,926	(2,926)	B	6,539
Other accrued liabilities	5,003	—	—		5,003
Preferred dividends payable	945	—	—		945
Deferred revenue	49,821	6,975	(154)	B	56,642

Total current liabilities	64,827	11,638	(4,613)		71,852

Capital leases - net of current	—	255			255
Accrued exit cost of facility closing	1,307	—	—		1,307
Deferred income taxes	1,192	—	—		1,192
Other long-term liabilities	2,580	—	—		2,580

Total liabilities	69,906	11,893	(4,613)		77,186

Commitments and Contingencies

Stockholders’ equity
Preferred stock	95,923	—	—		95,923
Common stock	445	—	—		445
Shares held in treasury	(5)	—	—		(5)
Additional paid-in-capital	306,863	28,758	(28,758)	F	306,863
Accumulated other comprehensive loss	(129)	—	—		(129)
Accumulated deficit	(353,515)	—	—		(353,515)

Total stockholders’ equity	49,582	28,758	(28,758)		49,582

Total liabilities and stockholders’ equity	$119,488	$40,651	$(33,371)		$126,768

QuadraMed Corporation

Pro Forma Combined Statement of Operations

For the year ended December 31, 2006

(Unaudited)

	QuadraMed Corporation	CPR Business for the twelve months ended November 30, 2006*	Pro forma Adjustments	Note	Pro forma
Revenue
Services	$12,279	$11,919	$—		$24,198
Maintenance	55,975	11,336	—		67,311
Installation and other	11,756	462	—		12,218

Services and other revenue	80,010	23,717	—		103,727
Licenses	42,756	3,651	—		46,407
Hardware	2,435	696	—		3,131

Total revenue	125,201	28,064	—		153,265

Cost of revenue
Cost of services and other revenue	28,819	13,860	—		42,679
Royalties and other	12,095	—	—		12,095
Amortization of acquired technology and capitalized software	3,401	1,103	—		4,504

Cost of license revenue	15,496	1,103	—		16,599

Cost of hardware revenue	2,007	574	—		2,581

Total cost of revenue	46,322	15,537	—		61,859

Gross margin	78,879	12,527	—		91,406

Operating expense
General and administration	19,325	7,133	—		26,458
Software development	29,858	7,572	—		37,430
Sales and marketing	14,682	2,978	—		17,660
Amortization of intangible assets and depreciation	4,195	1,785	1,337	G	7,317

Total operating expenses	68,060	19,468	1,337		88,865

Income (loss) from operations	10,819	(6,941)	(1,337)		2,541

Other income (expense)
Interest expense	(379)	(1,717)	1,717	H	(379)
Interest income	1,746	—	(1,540)	I	206
Other income, net	101	—	—		101

Other income (expense), net	1,468	(1,717)	177		(72)

Income (loss) from operations before income taxes	$12,287	$(8,658)	$(1,160)		$2,469
Provision for income taxes	(342)	—	—		(342)

Income (loss) from operations	11,945	(8,658)	(1,160)		2,127

Net income (loss)	$11,945	$(8,658)	$(1,160)		$2,127
Preferred stock accretion and dividend premium	(5,978)	—	—		(5,978)

Net income (loss) attributable to common shareholders	$5,967	$(8,658)	$(1,160)		$(3,851)

Income (loss) per share
Basic	$0.14				$(0.09)
Diluted	$0.13				$(0.09)

Weighted average shares outstanding
Basic	42,057				42,057
Diluted	45,867				42,057

*	The financial statements of the CPR Business were derived by adding the six months ended May 31, 2006 to the CPR Businesses year ended May 31, 2007, and removing the six months ended May 31, 2007.

QuadraMed

Corporation Pro Forma Combined Statement of Operations

For the six months ended June 30, 2007

(Unaudited)

	QuadraMed Corporation	For the six months ended May 31, 2007 CPR Business*	Pro forma Adjustments	Note	Pro forma
Revenue
Services	$8,539	$6,485	$—		$15,024
Maintenance	28,159	5,855	—		34,014
Installation and other	5,242	231	—		5,473

Services and other revenue	41,940	12,571	—		54,511
Licenses	18,189	1,879	—		20,068
Hardware	3,439	381	—		3,820

Total revenue	63,568	14,831	—		78,399

Cost of revenue
Cost of services and other revenue	15,712	8,278	—		23,990
Royalties and other	7,036	—	—		7,036
Amortization of acquired technology and capitalized software	825	866	—		1,691

Cost of license revenue	7,861	866	—		8,727
Cost of hardware revenue	3,387	350	—		3,737

Total cost of revenue	26,960	9,494	—		36,454

Gross margin	36,608	5,337	—		41,945

Operating expense
General and administration	8,452	2,584	—		11,036
Software development	15,074	3,364	—		18,438
Sales and marketing	7,809	1,220	—		9,029
Amortization of intangible assets and depreciation	1,798	986	264	G	3,048

Total operating expenses	33,133	8,154	264		41,551

Income from operations	3,475	(2,817)	(264)		394

Other income (expense)
Interest expense	(83)	(851)	851	H	(83)
Interest income	1,217	—	(834)	I	383
Other income, net	486	—	—		486

Other income, net	1,620	(851)	17		786

Income from continuing operations before income taxes	$5,095	$(3,668)	$(247)		$1,180
Provision for income taxes	(271)	—	—		(271)

Income from continuing operations	4,824	(3,668)	(247)		909

Net income	$4,824	$(3,668)	$(247)		$909
Preferred stock accretion and dividend premium	(2,633)	—	—		(2,633)

Net income (loss) attributable to common shareholders	$2,191	$(3,668)	$(247)		$(1,724)

Income (loss) per share
Basic	$0.05				$(0.04)
Diluted	$0.05				$(0.04)

Weighted average shares outstanding
Basic	43,735				43,735
Diluted	47,321				43,735

*	The financial statements of the CPR Business were derived by removing the six months ended November 30, 2006 from the year ended May 31, 2007.

QuadraMed Corporation

Notes to Pro Forma Combined Financial Statements

For the six months ended June 30, 2007 and the year ended December 31, 2006

Cautionary Statement on Risks Associated With Forward-Looking Statements

You should read the discussion in conjunction with our Condensed Consolidated Financial Statements and related notes contained in our periodic reports under the Securities Exchange Act of 1934 (the “Exchange Act”). This Amended Current Report on Form 8-K/A contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The words “believe,” “expect,” “anticipate,” “predict,” “intend,” “plan,” “estimate,” “may,” “will,” “should,” “could,” “assumption” and similar expressions and their negatives are intended to identify such statements. Forward-looking statements are not guarantees of future performance, anticipated trends or growth in businesses, or other characterizations of future events or circumstances and are to be interpreted only as of the date on which they are made. We undertake no obligation to update or revise any forward-looking statement. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in our periodic reports under the Exchange Act, and in other documents we file with the SEC from time to time.

1. BASIS OF PRESENTATION

The accompanying unaudited pro forma combined consolidated financial statements present the pro forma results of operations and financial position of QuadraMed and the CPR Business on a combined basis based on the historical financial information of each and after giving effect to the acquisition of the CPR Business by QuadraMed. The acquisition was recorded using the purchase method of accounting.

The unaudited pro forma combined consolidated statement of operations for the year ended December 31, 2006, combines the historical results for QuadraMed and the CPR Business for the year ended December 31, 2006 (twelve months ended November 30, 2007 for the CPR Business), as if the acquisition had occurred on January 1, 2006. The unaudited pro forma combined consolidated statement of operations for the six months ended June 30, 2007 combines the historical results for QuadraMed for the six months ended June 30, 2007 and the historical results for the CPR Business for the six months ended on May 31, 2007, as if the acquisition had occurred on January 1, 2006. The unaudited pro forma combined consolidated balance sheet as of June 30, 2007 (May 31, 2007 for the CPR Business) gives effect to the acquisition of the CPR Business as of such date. In the preparation of these unaudited pro forma consolidated financial statements, the purchase price consideration has been allocated on a preliminary basis to the fair value of the assets acquired and liabilities assumed based on management’s best estimates and taking into account all relevant information available at the time these unaudited pro forma consolidated financial statements were prepared. The Company will continue to review information and perform further analysis with respect to the fair values of assets and liabilities acquired prior to finalizing the purchase price allocation.

There were no intercompany eliminations or material differences in accounting policies between the Company and the CPR Business.

2. PURCHASE PRICE

The purchase price for the CPR Business was approximately $33.0 million with transaction costs of $0.7 million. The purchase was effected through the sale of $11.5 million in short term investments and an additional $22.2 million in outstanding cash balances.

Cash paid	$33,000
Transaction costs	673

Net assets acquired	$33,673

Based upon the purchase price of the acquisition, the preliminary purchase price allocation as of the acquisition date is as follows (in thousands):

CPR Business assets and liabilities		$6,760
Identifiable intangible assets
Trade Name (2 years – straight line amortization)	300
Technology (10 years – sum of years digits amortization)	5,400
Customer relationships (10 years – amortization based on estimated attrition)	6,700

Total identifiable intangible assets		12,400
Goodwill		14,513

Net assets acquired		$33,673

3. PRO FORMA ADJUSTMENTS

Note A:	Reflects the purchase of the CPR Business for $33,673 net of $11,500 in short-term investments sold.

Note B:	Reflects the excluded assets and retained liabilities of the CPR Business according to the Asset Purchase Agreement.

Note C:	To reflect the goodwill resulting from the allocation of the purchase price for the CPR Business to the fair value of the assets acquired and the liabilities assumed and the elimination of the CPR Business’ historical goodwill as follows (in thousands):

Goodwill resulting from the CPR Business Acquisition	$14,983
Elimination of the CPR Business’ historical goodwill	(20,292)

Net pro forma goodwill adjustment	$(5,309)

Note D:	To reflect the preliminary allocation of intangible assets separately identifiable from goodwill (in thousands).

Note E:	Capitalized software of $5,098 was removed and was valued as a component of intangible assets.

Note F:	To reflect the elimination of the CPR Business’ intercompany ownership (in thousands).

Note G:	Reflects the pro forma adjustments to amortization of intangible assets and the reduction of the CPR Business’ previous amortization of capitalized software as if the acquisition had occurred on January 1, 2006.

Note H:	Reflects the elimination of the CPR Business’ interest expense.

Note I:	Reflects the pro forma adjustments to interest income as if the acquisition had occurred on January 1, 2006 based on the average rate of return of the Company’s cash and investment assets during the period presented.

4. SYNERGIES

Management’s Operating Plans Not Reflected in the Pro Forma Presentations for the Six Month Period ended June 30, 2007 (QuadraMed) and May 31, 2007 (CPR), and for the Twelve Month Period ended December 31, 2006 (QuadraMed) and November 30, 2006 (CPR)

The Company has prepared the pro forma financial schedules and information included in this Form 8-K/A based on Securities and Exchange Commission (“SEC”) regulations and guidance. As required by such SEC regulations, the pro forma income statements included herein specifically do not include adjustments arising from synergies associated with the acquisition on the operations of either QuadraMed or the CPR Business. Instead, the pro forma income statements required to be presented by the SEC regulations focus on the impact of the acquisition on the combined operations of the Company and the CPR Business as if each remained largely intact as stand-alone operations, and such pro forma income statements reflect only certain items related to the balance sheet, such as, among other things, amortization of the newly acquired intangible assets, tax impacts of the transaction, and impacts from the issuance of debt. Therefore, the pro forma income statement presentations contained in this Form 8-K/A do not purport to represent the future operations of the CPR Business as the Company might operate it as a part of the combined entity.

Management has spent considerable time and effort evaluating the CPR Business and has developed operating plans that differ from Misys’ operations of the CPR Business that produced the operating results included in these pro forma presentations. Consequently, readers should not construe the pro forma presentations in this Form 8-K/A to be indicative of actual results, either past or future, and should understand that these pro forma presentations do not reflect management’s current operating plans.